Q4 & FY 2022 Financial Results 12023 Copyright eHealth Insurance. Conference Call Slides

Safe Harbor Statement 2 Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our estimates regarding the constrained lifetime value of commissions and commissions receivable; our 2023 operational initiatives; our 2023 annual guidance for total revenue, GAAP net loss, adjusted EBITDA and operating cash flow; and the sufficiency of our liquidity to execute on our 2023 operating plan. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward- looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors. 2023 Copyright eHealth Insurance.

Q4 and FY 2022 Highlights 32023 Copyright eHealth Insurance. (1) We define Medicare Advantage per unit gross margin as the sum of Medicare cost of acquisition (COA) per MA-Equivalent Approved Member and Medicare customer care and enrollment cost (CC&E) per MA-Equivalent member divided by Medicare Advantage LTV (2) Adjusted EBITDA is calculated by excluding the paid-in-kind dividends for preferred stock and change in preferred stock redemption value (together “impact from preferred stock”), income tax expense (benefit), depreciation and amortization, stock- based compensation expense, impairment charges, restructuring charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. Outperformed the high end of our '22 annual guidance ranges on each metric Realized $114 million in net operating cost savings in 2022 compared to 2021 Delivered strong AEP performance significantly increasing profitability of our Medicare business Medicare Advantage per unit gross margin expanded from 12% in Q4 '21 to 29% in Q4 '22 (1) Q4 '22 Medicare segment profit grew 56% year-over-year Successfully implemented the initial phase of our business transformation plan focused primarily on improving quality of leads and conversion rates over growth and streamlining marketing and sales operations Temporarily slowed down enrollment & revenue growth in '22 to focus on enhancing the effectiveness of sales and marketing organizations Improved lead and enrollment quality Increased Q4 '22 Medicare telephonic conversion rates by 25% year-over-year Ended the year in a strong liquidity position with $144 million in cash, cash equivalents & marketable securities: sufficient liquidity to execute on our '23 operating plan Midpoint of '23 annual guidance implies return to revenue growth at 6% while achieving GAAP net loss of roughly $45 million and year-over-year improvement in adjusted EBITDA(2) of roughly $37 million

Each 2022 Guidance Metric Outperformed Expectations 42023 Copyright eHealth Insurance. $395.0 $405.4 High End of FY 2022 Guidance Range FY 2022 Result Total Revenue ($MM) ($92.0) ($88.7) High End of FY 2022 Guidance Range FY 2022 Result Net Loss ($MM) ($45.0) ($41.7) High End of FY 2022 Guidance Range FY 2022 Result Adjusted EBITDA(1) ($MM) ($90.0) ($43.8) High End of FY 2022 Guidance Range FY 2022 Result Total Cash Outflow(2) ($MM) Each of our guidance metrics outperformed the high end of the ranges we gave on our Q2 2022 earnings call: (1) Adjusted EBITDA is calculated by excluding impact from preferred stock, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment charges, restructuring charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. (2) Excluding the impact of our $70 million term loan and associated costs and net securities activities

Enhanced Q4 Medicare Unit Economics 52023 Copyright eHealth Insurance. (1) Sums may not foot due to rounding. (2) The number of MA-equivalent approved members is calculated by adding the total number of approved Medicare Advantage and Medicare Supplement members and 25% of the total number of approved Medicare Part D members during the period presented. MA LTV COA per MA- Equivalent(2) Approved Member CC&E per MA- Equivalent (2) Approved Member Per Unit Gross Margin MA LTV COA per MA- Equivalent(2) Approved Member CC&E per MA- Equivalent (2) Approved Member 12% 29% Per Unit Gross Margin

Q4 Medicare Segment Performance

Q4 '22 Medicare segment revenue declined 22% year-over-year due to our intentional decision to pause enrollment volumes as we re-engineered sales & marketing organizations.

Segment profit grew 56% year-over-year, representing just below 2x Medicare Segment profit margin expansion compared to Q4 '21.


Medicare Segment Revenue ($MM)
$230.6
(22%)
$180.4
Q4-FY21
Q4-FY22


Medicare Segment Profit(1)($MM)
$34.1
56%
$53.2
Q4-FY21
Q4-FY22


Medicare Approved Members (000s)
239.9
(33%)
161.5
Q4-FY21
Q4-FY22


Medicare Est. Ending Membership (000s)
959.5
2%
975.9
Q4-FY21
Q4-FY22

(1) Segment profit is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization expense, amortization of intangible assets, and impairment, restructuring and other charges

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Q4 Individual, Family, and Small Business Segment Performance

Q4 '22 Individual, Family, and Small Business segment revenue and profit grew compared to Q4 '21, mostly due to higher "tail revenue" and IFP Lifetime Values.

Enrollments declined year-over-year, partially due to our pull back on marketing budget for the segment.



Individual, Family, and Small Business Segment Revenue ($MM)
$12.9
23%
$15.9
Q4-FY21
Q4-FY22



Individual, Family, and Small Business Segment Profit(1) ($MM)
$7.2
27%
$9.2
Q4-FY21
Q4-FY22



IFP, SMB, & Ancillary Approved Applications (000s)
41.3
(16%)
34.7
Q4-FY21
Q4-FY22



IFP, SMB, & Ancillary Est. Ending Membership (000s)
386.9
(6%)
363.1
Q4-FY21
Q4-FY22

(1) Segment profit is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization expense, amortization of intangible assets, and impairment, restructuring and other charges

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$28.2 $49.5 Q4-FY21 Q4-FY22 Adjusted EBITDA(1) ($MM) 76% Significant Improvement in Q4 Profitability 82023 Copyright eHealth Insurance. (1) Adjusted EBITDA is calculated by excluding impact from preferred stock, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment charges, restructuring charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. Q4 '22 Net Income and adjusted EBITDA increased significantly compared to a year ago, on a lower revenue base. The increase in Q4 profitability was driven by operational efficiencies that drove a 25% increase in Medicare telephonic conversions. Cost reduction program also contributed to higher profit margins. $ 243.5 $ 196.3 Q4-FY21 Q4-FY22 Total Revenue ($MM) (19%) ($32.2) $20.7 Q4-FY21 Q4-FY22 Net Income (Loss) ($MM)

($22.7) ($41.7) FY2021 FY2022 Adjusted EBITDA(1) ($MM) (84%) $538.2 $405.4 FY2021 FY2022 Total Revenue ($MM) (25%) Annual Revenue & Profitability 92023 Copyright eHealth Insurance. (1) Adjusted EBITDA is calculated by excluding impact from preferred stock, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment charges, restructuring charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. '22 annual results reflect the transitional nature of the first half of the year: We entered '22 with an inflated cost structure; the $110M+ cost reduction program was introduced in Q2 ‘22. The impact of our efforts to increase operational efficiency was mostly felt in 2H '22, and especially during Q4. ($104.4) ($88.7) FY2021 FY2022 Net Loss ($MM) 15%

Cash Flow & Liquidity Metrics 102023 Copyright eHealth Insurance. $123.2 $144.4 Dec 31, 2021 Dec 31, 2022 Ending Cash, Cash Equivalents, & Marketable Securities ($MM) (162.6) (26.9) FY2021 FY2022 Operating Cash Flow ($MM) 83% (184.2) (43.8) FY2021 FY2022 Total Cash Flow(1) ($MM) 76% In FY 2022 we surpassed our cash preservation goals. The ending balance of cash, cash equivalents, and marketable securities provides us with sufficient liquidity to execute on our '23 Operating Plan. (1) FY2021 total cash flow excludes the impact of our $225 million convertible preferred stock sale and associated costs and net securities activities. For FY2022 total cash flow excludes the impact of our $70 million term loan and associated costs and net securities activities.

Total Cash Collected by Revenue Type

FY 2022 total cash collections of $437MM grew 4% on a year-over-year basis. FY 2022 commissions collections of $390MM grew 3% year-over-year indicating the underlying strength of eHealth's consolidated book of business, and growing commission rates.



$8.2
$81.4
$4.5
$47.4
$19.2
$43.3
$11.8
$50.2
$8.9
$127.0
$3.6
$59.7
$46.3
$52.0
$15.3
$65.0
$8.1
$177.8
$5.7
$76.8
$16.4
$58.2
$11.8
$66.8
$14.6
$174.5
$4.8
$77.2
$1.5
$66.0
$25.3
$72.7
Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022
Commission
Non-Commission & Others



$43.7
$222.3
$74.0
$303.6
$42.0
$379.7
$46.1
$390.4
FY2019
FY2020
FY2021
FY2022

(1) We distinguish between commission and non-commission based cash collections using the same methodology we use to distinguish between commission revenue and revenue from non-commission sources, which can be found in our form 10-K filed with the SEC on March 1, 2022.

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FY 2023 Operational Priorities 2023 Copyright eHealth Insurance. Build on our progress within eHealth’s omnichannel marketing and lead generation engine 1 Improve conversion rates across our entire enrollment platform 2 Introduce the next evolution of our customer retention strategy Further diversify eHealth’s revenue streams 43

FY 2023 Guidance 132023 Copyright eHealth Insurance. 2023 Full Year Guidance Range (in millions) Total Revenue $420 – $440 GAAP Net Loss $55 – $35 Adjusted EBITDA(1) $(15) – $5 Operating Cash Flow $(30) – $(15) The midpoint of guidance return to revenue growth at 6% while significantly improving adjusted EBITDA performance. Operating cash flow guidance represents a year-over-year improvement of $4.4 million at the midpoint reflecting our planned investment in enrollment growth for '23 AEP. (1) Adjusted EBITDA is calculated by excluding impact from preferred stock, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment charges, restructuring charges, amortization of intangible assets, other income (expenses), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles.

14 Appendix 2023 Copyright eHealth Insurance.

Net Income (Loss) to Adjusted EBITDA Reconciliation 152023 Copyright eHealth Insurance.

Reconciliation of Non-GAAP Financial Measures to Guidance 162023 Copyright eHealth Insurance.